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                                                                   EXHIBIT 23.01

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


  As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated February 6, 1995, included (or incorporated by reference) in the Wheelabrator Technologies Inc. Form 10-K for the year ended December 31, 1994.



                              ARTHUR ANDERSEN LLP



New York, New York
August 30, 1995